UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): October 24, 2014

National Graphite Corp.

(Exact Name of Registrant as Specified in Its Charter)

Nevada

(State or Other Jurisdiction of Incorporation)

333-146675	27-3787574
(Commission File Number)	(IRS Employer Identification No.)

Lindemannstr. 75, Dusseldorf, Germany	D-40237
(Address of Principal Executive Offices)	(Zip Code)

49 211 699380

(Registrant’s Telephone Number, Including Area Code)

7230 Indian Creek Lane, Suite 201, Las Vegas, Nevada 89149

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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As used in this Current Report on Form 8-K, all references to the “Company,” “we,” “our” and “us” or similar terms, refer to National Graphite Corp.

Item 1.01 – Entry into a Material Definitive Agreement.

Share Exchange Agreement

On September 30, 2014, the Company entered into a Share Exchange Agreement (the “Exchange Agreement”) with Biotech Development Corp., a Nevada corporation (“BDC”) and the shareholders of BDC. In connection with the closing of this transaction, we acquired all of the issued and outstanding shares of BDC, which resulted in BDC becoming our wholly-owned subsidiary (the “Acquisition”).

The closing of the Acquisition occurred on October 24, 2014 (the “Effective Time”). As a result of and concurrently with the closing of the Acquisition:

•	Ulrike Dickmann, Axel Kutscher and Frank Petermeyer the shareholders of BDC exchanged their BDC shares on a pro-rata basis for 25,000,000 newly-issued restricted shares of the Company.

•	The board of appointed the following persons as directors of the Company;

Ulrike Dickmann;

Wolfgang Kochs; and

Martina Helmes.

•	The board also appointed the following persons as Officers of the Company, each of who had served in the same capacity as an officer of BDC, prior to the acquisition:

Ulrike Dickmann …………………. President and CEO

Wolfgang Kochs …………………… Chief Financial Officer

Martina Helmes ……………………. Secretary

•	Concurrently with the closing of the Acquisition and the appointment of the above named officers and directors of the Company, Kenneth B. Liebscher, Howard Bouch and Fortunata Villamagna, the former officers and directors of the Company resigned as officers and directors of the Company.

The foregoing description of the Exchange Agreement does not purport to be complete and is qualified in its entirety by reference to the complete text of the Exchange Agreement, which is filed as Exhibit 2.1 hereto and incorporated herein by reference.

About Biotech Development Corp.

Biotech Development Corp. (“BDC”) is a biopharmaceutical risk/cost-sharing company operating in Germany, founded in May 2013 to collaborate clinical stage companies that develops new biological entities or new therapeutically platforms in the treatment for various diseases, rare diseases and diseases with unmet needs. BDC is pursuing the commercial development of Proteo’s lead drug candidate ELAFIN, a human identic protein, in the treatment of postoperative inflammatory complications.

Item 3.02 – Unregistered Shares of Equity Securities.

On October 17, 2014, prior to the Effective Date of the Acquisition referred in Item 1.01 above, the Company issued 325,000 restricted shares of Company’s Common Stock to the three prior BDC Shareholders, at a price of $0.32 per shares for an aggregate sum of $104,000 in cash. No underwriters were used. The securities were issued pursuant to an exemption from registration provided under Section 4(2) and Regulations of the Securities Act of 1933.

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ITEM 5.01 – CHANGES IN CONTROL OF REGISTRANT

 Reference is made to the disclosure set forth under Item 1.01, 3.01 and 8.01 of this report, which disclosure is incorporated herein by reference.

As a result of the issuance 25,000,000 restricted shares pursuant to the Share Exchange Agreement referenced under Item 1.01 above, and the issuance of 325,000 restricted shares issued as set forth in Item 3.01 above, there are issued and outstanding 95,113,996 shares of common stock of the Company.

As a result of the issuance 25,000,000 restricted shares pursuant to the Share Exchange Agreement set forth in Item 1.01, the issuance of 325,000 restricted shares issued as set forth in Item 3.01, and the purchase of 30,000,000 shares by Ulrike Dickmann, Axel Kutscher and Frank Petermeyer as set forth in Item 8.01, Ulrike Dickmann, Axel Kutscher and Frank Petermeyer, the prior BDC Shareholders will own 55,325,000 restricted shares of the Company which will represent approximately 58.17% of our issued and outstanding shares of common stock.

ITEM 5.02 – DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS

Pursuant to the terms of the Exchange Agreement, at the Effective Time, Kenneth Liebscher, Howard Bouch and Fortunata Villamagna resigned as officers and directors of the Company, and Ulrike Dickmann, Wolfgang Kochs and Martina Helmes were appointed as the directors of the Company to serve until the earlier of their resignation or removal or until their respective successors are duly elected and qualified, as the case may be.

Additionally, at the Effective Time Ulrike Dickmann was appointed as the President and Chief Executive Officer, Wolfgang Kochs was appointed as the Chief Financial Officer and Martina Helmes was appointed as the Secretary, of the Company.

Ulrike Dickmann (Age 61) is a Director and the President and CEO of the Company and its wholly-owned subsidiary, Biotech Development Corp. Mrs. Dickmann has more 40 years of experience both in the field of health professions, as well as in the financial industry. Prior joining the Company, Mrs. Dickmann was an independent investment advisor for qualified private investors in selected areas of Life Science and Healthcare. From that she worked as pharmaceutical representative and consultant for Hoffmann-La Roche and Baxter Travenol, and was medical & radiology assistant from 1973 through – 1987.

Wolfgang Kochs, (Age 72) is as a Director and CFO of the Company and its wholly-owned subsidiary, Biotech Development Corp. Mr. Kochs has more than 40 years of experience in the financial industry. He was managing director and major shareholder of Kochs & Seidel, Boersenkommunikations GmbH., from 2003 to 1999, and prior to that was manager of Signature Equities GmbH, Dusseldorf and as the managing director of the RWV Loan Guarantee Bank GmbH.

Martina Helmes (Age 46) is a Director and the Secretary of the Company and its wholly-owned subsidiary Biotech Development Corp. Mrs. Helmes has more than 25 years’ experience in the field of the communication and customer service industry. Prior to Biotech Development Corp., Mrs. Helmes served as Managing Director of Life Science Future Technology PLC. She served as Chief Secretary of Leas Art & Hydroplan GmbH, Dusseldorf from 2010 through 2007, worked as independent communication consultant from 2006 through 2004 and prior to that was team leader of Telesales, GmbH, Dusseldorf.

ITEM 8.01 – Other Events

      Concurrently with the Closing of the Acquisition referenced in Item 1.01, Kenneth Liebscher, the majority shareholder and President of the Company and Wannigan Consulting, a company owned by Mr. Liebscher sold all 68,007,000 restricted shares of common stock of the Company owned of record or beneficially by them to 13 individuals, of which of which 30,000,000 shares were purchased by collectively by Ulrike Dickmann, Axel Kutscher and Frank Petermeyer.

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Item 9.01 – Financial Statements and Exhibits

(a) Financial Statements. We intend to file an amendment to this report upon receipt of the completed financial statements for the Business Acquired pursuant to Rule 8-04 of Regulation S-X.

(d)       Exhibits. The following exhibits are either filed as a part hereof or are incorporated by reference. Exhibit numbers correspond to the numbering system in Item 601 of Regulation S-K.

Exhibit
Number	Description of Exhibit
2.1	Share Exchange Agreement dated September 30, 2014 by and among National Graphite Corp., Biotech Development Corp., and the shareholders of Biotech Development Corp.(1)

(1)	Filed herewith.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

National Graphite Corp.

Dated: October 27, 2014	/s/ Ulrike Dickmann
By: Ulrike Dickmann
Its: President and Chief Executive Officer

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